Exhibit 10.31

Amendment to

Performance-Based Restricted Stock Unit Award Agreement Dated February 25, 2014

THIS AMENDMENT to the Performance-Based Restricted Stock Unit Award Agreement (the “Agreement”), dated February 25, 2014, by and between Allscripts Healthcare Solutions, Inc., a Delaware corporation (“Company”), and Paul M. Black (“Black”), is effective as of December 23, 2014.

WHEREAS, the Company and Black previously entered into the Agreement and now mutually wish to amend certain terms contained therein.

NOW THEREFORE, in consideration of the foregoing premises, it is agreed by and between the parties as follows:

1.	Effective as of the date of this Amendment, the Agreement is cancelled, void and of no further force or effect.
2.	Effective as of the date of this Amendment, all performance-based restricted stock units grant pursuant to the Agreement are hereby forfeited and cancelled.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By:	/s/ Brian P. Farley
Name:	Brian P. Farley

/s/ Paul M. Black
Paul M. Black